FIRST AMENDMENT TO CREDIT AGREEMENT
THIS FIRST AMENDMENT TO CREDIT AGREEMENT, is made and entered into as of the 29 day of March , 1996, by and between AQUAGENIX, INC., a Delaware corporation (the "Borrower") and
SUNTRUST BANK, MIAMI, N.A., f/k/a SunBank/Miami, N.A. (the
"Lender").

                       RECITALS:

               A. Borrower and Lender have heretofore as of August 11, 1995 entered into a Credit Agreement (the "Agreement").

               B. Subject to the terms of the Agreement, the Lender agreed to make Revolving Credit Loans (as defined in the Agreement) up to the amount of $3,000,000.00 to the Borrower for a period as defined in the Agreement. As a result, Borrower did execute and deliver to Lender a Revolving Credit Note dated August 11, 1995 in the amount of $3,000,000.00 (the "Note").

               C. Borrower and Lender have agreed to modify and amend the Agreement.

               NOW THEREFORE, in consideration of good and valuable consideration, the receipt of which is expressly acknowledged, the parties agree as follows.

               1. The above recitals are true and correct and are incorporated herein verbatim.

          2. The Agreement is hereby modified and amended as follows:

          A. The first paragraph of Section 2.1. The Revolving Credit Loans. is amended to read as follows:

          "The Lender agrees, on the terms of this Agreement, to make Revolving Credit Loans up to the amount of $750,000.00 to the Borrower for a period terminating on the earlier of the Termination Date or the termination in full of the Revolving Credit Commitment of the Lender pursuant to Section 7 hereof, on a revolving basis, at such times and, subject to the next paragraph and Section
          2.2 below, in such amounts as the Borrower may request solely for the purposes of providing Revolving Credit Loans to Environmental Waterway Management, Inc., a Florida corporation ("EWM") which is a wholly owned Subsidiary of Borrower. No Revolving Credit Loans shall be made to Borrower for the benefit of Borrower or any other Subsidiary of Borrower now in existence or hereinafter created and Borrower may borrow, repay and re-borrow from time to time for the benefit of EWM for a period from the date of this First Amendment to and including the earlier of the Termination Date or the termination in full of the Revolving Credit Commitment pursuant to Section 7 hereof."

          B. The fourth paragraph of Section 2.1 of the Agreement is hereby deleted.

          C. The first sentence of the fifth paragraph of Section 2.1 of the Agreement is hereby amended to read as follows:

              "The proceeds of the Revolving Credit Loans shall be used
               exclusively for the short term working capital needs of EWM to financing the inventory and accounts of EWM and for no other purpose."

               All other provisions of this fifth paragraph shall remain in full force and effect as if set forth herein verbatim.

               D. The following sentence is added to the end of Section 2.2 of the Agreement:

               "No proceeds of any Revolving Credit Loan(s) made hereunder shall be used for the benefit of Borrower and/or any Subsidiary of Borrower other than EWM."

               E. Section 2.5 Guidance Facility Loans. is hereby deleted.

               F. Section 4.1.1. is modified to read as follows:

               "The executed Renewal Note in the principal amount of $750,000.00 dated of even date herewith.

               G. Section 5.4 of the Agreement is modified to read as follows:

               "5.4 Furnish to Lender within 14 days after the 15th and the end of each month, (i) Borrowing Base Certificates, in form acceptable to Lender; and, (ii) an Accounts Receivable Aging from each Subsidiary."

               H. Section 5 of the Agreement is amended to add a subparagraph 5.9 which shall read as follows:

               "5.9 The Borrower as well as any Subsidiary shall maintain throughout the term of this Agreement, pollution insurance in the minimum amount of $1,000,000.00 per occurrence."

               I. Section 6.9 of the Agreement is modified to read as follows:

               "6.9 Pay total annual compensation to Robert Radler, Alan Chesler, or Andrew Chesler, not to exceed $168,000, $158,000.00 or $175,000.00 respectively. No other executive or employee may be paid total annual compensation exceeding $175,000.00. Such compensation includes salary, cash bonus and insurance."

                J. The Defined Terms as contained in Annex I to Credit Agreement are in part amended as follows:

               (i) "Guidance Facility Commitment" Deleted.

               (ii) "Lender" shall mean SunTrust Bank, Miami, N.A., a national banking association.

               (iii) "Prime Rate" shall mean the annual interest rate announced by SunTrust Banks of Florida, Inc. from time to time, as the prime rate (which interest rate is only a bench mark, is purely discretionary and is not necessarily the best or lowest rate charged borrowing customers of any subsidiary of SunTrust Banks of Florida, Inc.). Any change in the Prime Rate shall be effective at the beginning of the Business Day on which such change is announced.

               (iv) "Revolvinq Credit Commitment" shall mean, at the time any determination thereof is to be made, the obligation of the Lender to make Revolving Credit Loans pursuant to Section 2 hereof, or, where the context so requires, $750,000.00.

                (v) "Termination Date" shall be March 31, 1997.

               3. Defined Terms. All capitalized terms used in this First Amendment and not otherwise defined herein shall have the meanings given such terms in the Agreement, as such terms may be amended by the terms of this First Amendment, and any subsequent amendments, modifications or restatements of said Agreement.

               4. Borrower represents and warrants to Lender that:

               (a) It has the power and authority to execute and deliver and to perform its obligations hereunder as well as any obligation contained in any instrument executed incident hereto or to the Agreement.

               (b) The execution and performance by Borrower of the First Amendment and any document incident hereto have been authorized by all requisite corporate action and will not violate or be in conflict or result in a breach of any indenture, agreement or other instrument to which the Borrower is a party or by which it or any of its property is bound, or any order, writ, injunction or decree of any court or governmental instrumentality.

               5. Borrower represents and warrants to Lender that: (i) it has no claims or offsets arising out of the Agreement or any document incident thereto; (ii) the execution of this First Amendment will not impair the lien of the Security Agreement dated August 11, 1995 or any Financing Statement incident thereto; (iii) the execution of this First Amendment will not affect or release the liability of any party or parties whomsoever who may now or hereafter be liable under or on account of the Note or any modifications, renewals or amendments thereto.

               6. Should any stamp, excise or intangible taxes or levies become payable in respect of the execution, delivery or performance of this First Amendment or any other instrument or document to be delivered hereunder or any modification thereof, the Borrower shall pay the same and hold the Lender harmless with respect thereto.

               7. Except as specifically amended by the terms of this First Amendment, the Agreement is hereby confirmed and shall remain in full force and effect.

               8. THE LENDER AND THE BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO A TRIAL BY JURY
     IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS FIRST AMENDMENT AND ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF EITHER PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDER ENTERING INTO THIS AGREEMENT.

               IN WITNESS WHEREOF, the parties hereunto have caused this First Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

         /s/Bruce C. Blaise                  Aquagenix, Inc., a Delaware
         Witness Bruce C. Blaise             Corporation

         /s/Rose Edens                       By /s/Andrew Chesler
         Witness Rose Edens                  Print Andrew Chesler
                                             As its President

                                             Corporate Seal

        /s/Bruce C. Blaise                   SunTrust Bank, Miami, N.A.
        Witness Bruce C. Blaise

        /s/Rose Edens                        By  John Thompson, V.P.
        Witness    Rose Edens                    Print John Thompson
                                                 As its Vice President


           STATE OF FLORIDA )
           COUNTY OF DADE )


          The foregoing instrument was acknowledged before me this 29 day of March, 1996, by Andrew Chesler as President of Aquagenix, Inc., a Delaware corporation who has produced FL Driver's Licence as identification and who did not take an oath.

                         /s/Sandra J. Baptiste Sjostrom
                         NOTARY PUBLIC, STATE OF FLORIDA
                         Name: Sandra J. Baptiste Sjostrom
                         Commission No.:

            STATE OF FLORIDA)
            COUNTY OF DADE )

               The foregoing instrument was acknowledged before me this 29 day of March, 1996, by John Thompson as Vice President of SunTrust, Miami, N.A. a national banking association who is personally known and who did not take an oath.

                         /s/Sandra J. Baptiste Sjostrom_
                         NOTARY PUBLIC, STATE OF FLORIDA
                         Name: Sandra J. Baptiste Sjostrom
                         Commission No.:


                        RENEWAL

                 REVOLVING CREDIT NOTE

                 $750,000.00                          Miami, Florida
                                                      March 29, 1996

                For value received, AQUAGENIX, INC., a Delaware corporation (the "Borrower"), which maintains its principal place of business at 6500 N.W. 15th Avenue, Ft. Lauderdale, Fl. 33309, hereby promises to pay to the order of SUNTRUST BANK, MIAMI, N.A. (the "Lender"), on March 31, 1997, at its banking office located at 1111 Lincoln Road, Miami Beach, Florida 33139 (or at such other address as the Lender shall designate in writing to the Borrower), the principal sum of Seven Hundred Fifty Thousand Dollars ($750,000.00), or the aggregate unpaid principal amount of all loans evidenced by this Revolving Credit Note made by the Lender to the Borrower pursuant to Section 2 of the Credit Agreement (as amended by First Amendment to Credit Agreement of even date) hereinafter referred to, whichever is less, in lawful money of the United States of America, and to pay interest on the unpaid principal balance hereof in like money at such office from the date hereof until the principal hereof shall have become due and payable by acceleration or otherwise, at the rate per annum equal to the Prime Rate plus one and one half percent (1.5k) per annum. "Prime Rate" shall be defined to mean the annual interest rate announced by SunTrust Banks of Florida, Inc., from time to time, as the prime rate (which interest rate is only a bench mark, is purely discretionary and is not necessarily the best or lowest rate charged borrowing customers of any subsidiary bank of SunTrust Banks of Florida, Inc.). Any change in the Prime Rate shall be effective at the beginning the business day on which such change is announced.

          Interest payments on this Note shall be paid monthly in arrears, commencing on April 1, 1996 and continuing monthly on the 1st day of each month thereafter until this Note is paid in full, and at maturity. Interest on this Note shall be computed on the actual number of days elapsed over a 360-day year; i.e., l/360th of a full year's interest shall accrue for each day any loan evidenced by this Note is outstanding.

                If the principal of this Note or any portion hereof and, to the extent permitted by law, interest hereon shall not be paid when due, whether by acceleration or otherwise, the same shall bear interest for any period during which the same shall be overdue at a rate per annum equal to the highest rate permitted by Florida law and payable on demand.

           This Note is the Note relating to the Revolving Credit Commitment defined to in the Credit Agreement, dated as of August 11, 1995 and as amended by First Amendment to Credit Agreement dated of even date herewith (said Credit Agreement as amended, as heretofore and from time to time hereafter modified and amended is referred to herein as the "Credit Agreement"), between the Borrower and the Lender. Each holder hereof is entitled to the benefits and security provided thereby or referred to therein, to which Credit Agreement reference is hereby made for a statement thereof. Reference is made to such Credit Agreement for rights as to prepayment hereof and the acceleration of the maturity hereof.

          The Borrower hereby agrees to pay all costs incurred by any holder hereof, including reasonable attorney's fees (Including those for appellate proceedings), incurred in connection with any Event of Default (as defined in the Credit Agreement), or in connection with the collection or attempted collection or enforcement hereof, or in connection with the protection of any collateral given as security for the payment hereof, whether or not legal proceedings may have been instituted.

          All parties to this Note, including the Borrower and any sureties, endorsers or guarantors, hereby waive presentment for payment, demand, protest, notice of dishonor, notice of acceleration of maturity, and all defenses on the ground of extension of time for payment hereof, and agree to continue and remain bound for the payment of principal, interest, and all other sums payable hereunder, notwithstanding any change or changes by way of release, surrender, exchange or substitution of any security for this Note or by way of any extension or extensions of time for payment of principal or interest; and all such parties waive all and every kind of notice of such change or changes and agree that the same may be made without notice to or consent of any of them. The rights and remedies of the holder as provided herein shall be cumulative and concurrent and may be pursued singularly, successively or together at the sole discretion of the holder, and may be exercised as often as occasion therefor shall occur, and the failure to exercise any such right or remedy shall in no event be construed as a waive or release of the same.

     Anything herein to the contrary notwithstanding, the obligations of the borrower under this Note shall be subject to the limitation that payments of interest to the Lender shall not be required to the extent that receipt of any such payment by the Lender would be contrary to provisions of law applicable to the Lender (if any) which limit the maximum rate of interest which may be charged or collected by the Lender; provided, however, that nothing herein shall be construed to limit the Lender to presently existing maximum rates of interest, if any increased interest rate is hereafter permitted by reason of applicable federal or state legislation. In the event that the Borrower make any payment of interest, fees or other charges, however dominated, pursuant to this Note, which payment causes the interest paid to the Lender to exceed the maximum rate of interest permitted by applicable law, any excess over such maximum shall be applied in reduction of the principal balance owed to the Lender as of the date of such payment, or if such excess exceeds the amount of principal owed to the Lender as of the date of such payment, the difference shall be paid by the Lender to the Borrower.

               THE Borrower HEREBY, AND THE Lender BY ITS ACCEPTANCE OF THIS
               NOTE, KNOWINGLY, VOLUNTARILY   AND  INTENTIONALLY WAIVE THE RIGHT
               EITHER OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE OR THE CREDIT AGREEMENT AND ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH
               OR THEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE Lender MAKING
               THE LOAN EVIDENCED BY THIS NOTE.

               This Note shall be governed by and construed ln accordance with the laws of the State of Florida.

                Florida Underground Petroleum Tank Contractors, Inc. (a wholly owned subsidiary of Borrower has this date executed and delivered to Lender a promissory note in the principal amount of $760,000.00.
Any default in the terms of such promissory note shall be deemed a default hereunder and Lender shall have the absolute right to demand payment in full of all sums due and owing hereunder.

              IN WITNESS WHEREOF, the Borrower has caused this Note to be executed the day and year first above written.
                              Aquagenix, Inc., a Delaware
                              Corporation

                                        By: Andrew Chesler______________
                                              Andrew Chesler
                                              President
                                            (Corporate Seal)

STATE OF FLORIDA )
COUNTY OF DADE )

           The foregoing promissory note in the principal amount of $750,000.00 was executed before me this 29 day of March, 1996 by Andrew Chesler as President of Aquagenix, Inc., a Delaware corporation and has produced FL. DR. License as identification and did not take an oath.

                         Sandra J. Baptiste Sjostrom________
                         NOTARY PUBLIC, State of Florida
                         Print: Sandra J. Baptiste Sjostrom
                         Commission #:


      RE-AFFIRMATION AND RATIFICATION OF GUARANTY
                       AGREEMENTS

         THIS RE-AFFIRMATION AND RATIFICATION OF GUARANTY
AGREEMENTS is made and entered into this 29 day of March, 1996 by ANDREW CHESLER, ALAN CHESLER, ROBERT RADLER,
ENVIRONMENTAL WATERWAY MANAGEMENT, INC., a Florida corporation, HASS ENVIRONMENTAL SERVICES, INC., a New Jersey corporation, and FLORIDA UNDERGROUND PETROLEUM TANK
CONTRACTORS, INC., a Florida corporation, hereinafter collectively called "Guarantors".

                       RECITALS:

               A. On August 11, 1995, Guarantors each executed and delivered to SunBank/Miami, N.A., a national banking association, n/k/a SUNTRUST BANK, MIAMI, N.A. ("Lender") separately executed Guaranty Agreements ("Guaranties").

               B. The Guaranties guaranteed a revolving credit loan in the principal amount of $3,000,000.00 loan dated August 11, 1995 (the "Loan") made by Lender to Aquagenix, Inc., a Delaware corporation ("Borrower").

               C. Borrower has requested Lender to agree to various modifications of the loan documents relating to the Loan and Lender has agreed to the same, subject to Guarantors re-affirming and ratifying their obligations as set forth in the Guaranties.

              NOW, THEREFORE, in consideration of these presents, Guarantors agree as follows:

                 1. The above recitals are true and correct.

                 2. Guarantors have each had the opportunity to review the
         (i) First Amendment to Credit Agreement (the "First Amendment"); and, (ii) the Revolving Credit Note in the amount of $750,000.00 each dated of even date herewith.

                 3. Guarantors hereby ratify and re-affirm the Guaranties as if they were executed on this date and further re-affirm and ratify that such Guaranties continue to apply to the Credit Agreement dated as of August 11, 1995 and as amended by the First Amendment as well as to any document executed incident thereto.

               4. The corporate Guarantors named above hereby affirm that each have the corporate power to execute this Agreement and further that appropriate authority has been granted to the party executing this agreement on behalf of such corporate Guarantors.

              5. Guarantors represent and warrant to Lender that they have no claims or offsets arising out of the Guaranties or any document executed incident thereto. Guarantors represent and warrant to Lender that the execution of this Agreement, the First Amendment or the Renewal Revolving Credit Note will not release in any way the Guarantors from any obligation set forth in the Guaranties.

               6. GUARANTORS HEREBY KNOWINGLY, VOLUNTARILY  AND INTENTIONALLY
                  RE-AFFIRM THEIR WAIVER OF THE   RIGHT THEY MAY HAVE TO A
                  TRIAL BY JURY AS SET FORTH IN THE GUARANTIES.

         IN WITNESS WHEREOF, the parties have hereunto set their hands and seals to be affixed hereto on the day and year first set forth above.

         Witnesses as to all:

     /s/Kimberly Floyd             /s/Andrew Chesler
     Witness Kimberly Floyd        Andrew Chesler

     /s/Robin Miller               /s/Alan Chesler
     Witness Robin Miller          Alan Chesler

                                   /s/Robert Radler
                                   Robert Radler

                                   Environmental Waterway
                                   Management, Inc.


                                   By /s/Andrew Chesler
                                   Print Andrew Chesler
                                   As its President


                                   Haas Environmental
                                   Services, Inc.

                                   By /s/Andrew Chesler
                                   Print Andrew Chesler
                                   As its Vice President

                                   Florida Underground Petroleum
                                   Tank Contractors, Inc.

                                   By /s/Andrew Chesler
                                   Print Andrew Chesler
                                   As its Vice President



         STATE OF FLORIDA )
         COUNTY OF BROWARD )

         The foregoing instrument was acknowledged before me this 29 day of March, 1996 by Andrew Chesler who produced (known to me) as identification and who did not take an oath.

                                         /s/Kirsten E. Johnson
                                         NOTARY PUBLIC, STATE OF FLORIDA
                                         Name: Kirsten E. Johnson
                                         Commission:


          STATE OF FLORIDA)
          COUNTY OF BROWARD)

         The foregoing instrument was acknowledge before me this 29 day of March, 1996 by Alan Chesler who who produced (known to me) as identification and who did not take an oath.

                                        /s/Kirsten E. Johnson
                                        NOTARY PUBLIC, STATE OF FLORIDA
                                        Name: Kirsten E. Johnson
                                        Commission:


          STATE OF FLORIDA)
          COUNTY OF BROWARD)

         The foregoing instrument was acknowledge before me this 29 day of March, 1996 by Robert Radler who who produced (known to me) as identification and who did not take an oath.

                                        /s/Kirsten E. Johnson
                                        NOTARY PUBLIC, STATE OF FLORIDA
                                        Name: Kirsten E. Johnson
                                        Commission:


STATE OF FLORIDA)
COUNTY OF BROWARD)

The foregoing instrument was acknowledge before me this 29 day of March, 1996 by Andrew Chesler as President of Environmental Waterway Management, Inc., a Florida corporation who has produced (known to me) as identification and who did not take an oath.

                                        /s/Kirsten E. Johnson
                                        NOTARY PUBLIC, STATE OF FLORIDA
                                        Name: Kirsten E. Johnson
                                             Commission:

STATE OF FLORIDA)
COUNTY OF BROWARD)

The foregoing instrument was acknowledge before me this 29 day of March, 1996 by Andrew Chesler as Vice President of Florida Underground Petroleum Tank Contractors, Inc., a Florida corporation who has produced (known to me) as identification and who did not take an oath.


                                        /s/Kirsten E. Johnson
                                        NOTARY PUBLIC, STATE OF FLORIDA
                                        Name: Kirsten E. Johnson
                                             Commission:


STATE OF FLORIDA)
COUNTY OF BROWARD)

The foregoing instrument was acknowledge before me this 29 day of March, 1996 by Andrew Chesler as Vice President of Haas Environmental Services, Inc., a New Jersey corporation who has produced (known to me) as identification and who did not take an oath.

                                        /s/Kirsten E. Johnson
                                        NOTARY PUBLIC, STATE OF FLORIDA
                                             Name: Kirsten E. Johnson
                                             Commission: